SUPPLEMENT DATED OCTOBER 15, 2015
TO

PROSPECTUSES DATED APRIL 30, 2010
FOR KEYPORT ADVISOR, KEYPORT CHARTER, AND KEYPORT LATITUDE

PROSPECTUSES DATED APRIL 30, 2004
FOR KEYPORT VISTA AND KEYPORT ADVISOR VISTA

PROSPECTUSES DATED DECEMBER 31, 2003
FOR KEYPORT ADVISOR CHARTER, KEYPORT ADVISOR OPTIMA,
AND KEYPORT OPTIMA

 ISSUED BY DELAWARE LIFE INSURANCE COMPANY
KEYPORT VARIABLE ACCOUNT A

This supplement contains information regarding a change to an investment option that is available under your Contract.

On or about May 1, 2016, the name of the following investment option will change:

Current Name	New Name

Columbia Variable Portfolio – Cash Management Fund	Columbia Variable Portfolio – Government Money Market Fund

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.